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                                   EXHIBIT A
                                   ---------

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated: August 3, 2000
                              WYNNCHURCH CAPITAL PARTNERS, L.P.

                              By:   Wynnchurch Partners, L.P., its general
                                    partner

                                    By:   Wynnchurch Management, Inc., its
                                          general partner


                                    By:   /s/ John Tomes*
                                          ----------------
                                    Name: John Tomes
                                    Its:  Vice President

                              WYNNCHURCH CAPITAL PARTNERS CANADA, L.P.

                              By:   Wynnchurch Partners Canada, L.P., its
                                    general partner

                                    By:   Wynnchurch GP Canada, Inc., its
                                          general partner


                                    By:   /s/ John Tomes*
                                          ---------------
                                    Name: John Tomes
                                    Its:  Vice President

                              WYNNCHURCH PARTNERS, L.P.

                              By:   Wynnchurch Management, Inc., its
                                    general partner

                                    By:   /s/ John Tomes*
                                          ---------------
                                    Name: John Tomes
                                    Its:  Vice President

                              WYNNCHURCH MANAGEMENT, INC.

                                    By:   /s/ John Tomes*
                                          ---------------
                                    Name: John Tomes
                                    Its:  Vice President

                              WYNNCHURCH PARTNERS CANADA, L.P.

                                    By:  Wynnchurch GP Canada, Inc., its
                                         general partner

                                    By:   /s/ John Tomes*
                                          ---------------
                                    Name: John Tomes
                                    Its:  Vice President

                              WYNNCHURCH GP CANADA, INC.

                              By:   /s/ John Tomes*
                                    ---------------
                              Name: John Tomes
                              Its:  Vice President

                              *By: /s/ Alisa B. Hoy
                                   ----------------
                                   Alisa B. Hoy
                                   Attorney-in-Fact